UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2002



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Arkansas                       0-6253            71-0407808
(State or other jurisdiction of       (Commission      (I.R.S. employer
incorporation or organization)        file number)     identification No.)




   501 Main Street, Pine Bluff, Arkansas                      71601
 (Address of principal executive offices)                  (Zip Code)



                                  (870)541-1000

              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on October 17, 2002.

     SIMMONS FIRST ANNOUNCES 63% INCREASE IN EARNINGS
     ------------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced record quarterly earnings of $5,769,000, or $0.80 diluted earnings per share for the third quarter of 2002. These earnings reflect a 63% increase in net income and diluted earnings per share over the third quarter 2001. Return on average assets and return on average stockholders' equity for the three-month period ended September 30, 2002, was 1.18% and 11.87%, compared to 0.71% and 7.75%, respectively, for the same period in 2001.

     "With quarterly earnings at a record level, we are obviously pleased with third quarter 2002 results," said J. Thomas May, Chairman, President and Chief Executive Officer. "The significant increase in earnings over the same quarter last year is primarily attributable to a significant improvement in the Company's net interest margin, improved asset quality and the elimination of the amortization of goodwill required by the Financial Accounting Standards Board."

     May also commented, "Despite a 1.3% reduction in our loan portfolio from the third quarter of 2001, we were able to improve our net interest income 17.3% through the repricing opportunities during the falling interest rate environment. While our loans have increased slightly over the last two reporting periods, it has primarily been the result of seasonality. The lack of an increase in our loan portfolio over the same period last year can be attributed to the continued uncertainties in the economy."

     Earnings for the nine-months ended September 30, 2002, were $16,415,000, or $2.28 diluted earnings per share. These earnings reflect a 30% increase in net income and diluted earnings per share over the same nine-month period last year.

     As of September 30, 2002, the allowance for loan losses as a percent of total loans was 1.69%. Non-performing loans decreased $3.4 million from the same period last year. Correspondingly, non-performing loans to total loans improved to 0.97% from 1.22% the previous year. In addition, the allowance for loan losses improved to 175% of non-performing loans compared to 135% last year.

     Average year to date total assets for the nine-months ended September 30, 2002, were $1.965 billion, an increase of $28.8 million over the average year to date total assets for the nine-months ended September 30, 2001. Stockholders' equity at the end of the third quarter of 2002 was $193.7 million, a $12.5 million, or 6.9%, increase from September 30, 2001.

     CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, October 17, 2002. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 5683796 and the recording will be available through the end of business October 24, 2002. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's seven banks are conducting financial operations from 65 offices in 34 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA
--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
-------------------------------------------------------------------------------



 Simmons First National Corporation                                                                                  SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                         Sep 30       Jun 30        Mar 31      Dec 31        Sep 30
 (In thousands)                                                  2002         2002          2002        2001          2001
                                                                ------       ------        ------      ------        ------

 ASSETS
 Cash and non-interest bearing balances due from banks        $   71,814   $   63,416   $   66,966   $   81,785   $   66,429
 Interest bearing balances due from banks                         22,564       31,557       46,343       55,356       84,153
 Federal funds sold and securities purchased
   under agreements to resell                                     26,150       67,880       80,000       57,700       77,650
                                                              ----------   ----------   ----------   ----------   ----------
     Cash and cash equivalents                                   120,528      162,853      193,309      194,841      228,232

 Investment securities                                           421,384      419,700      441,162      447,305      391,617
 Mortgage loans held for sale                                     25,096       10,440       12,277       24,971       22,340
 Assets held in trading accounts                                   1,013       14,140          131          896          285

 Loans                                                         1,281,634    1,247,625    1,228,591    1,258,784    1,298,543
    Allowance for loan losses                                    (21,688)     (20,608)     (20,152)     (20,496)     (21,361)
                                                              -----------  ----------   ----------   ----------   ----------
 Net loans                                                     1,259,946    1,227,017    1,208,439    1,238,288    1,277,182

 Premises and equipment                                           47,551       45,192       44,306       45,537       45,874
 Foreclosed assets held for sale, net                              2,263        2,394        2,182        1,084        1,081
 Interest receivable                                              15,074       14,528       15,124       15,764       16,968
 Goodwill                                                         32,797       31,739       31,739       31,739       32,472
 Core deposits and other intangible assets, net                      673          499          526          554          581
 Other assets                                                     17,030       16,159       16,926       15,939       15,280
                                                              ----------   ----------   ----------   ----------   ----------

                                  TOTAL ASSETS                $1,943,355   $1,944,661   $1,966,121   $2,016,918   $2,031,912
                                                              ==========   ==========  ===========  ===========   ==========

 LIABILITIES
 Non-interest bearing transaction accounts                    $  232,455   $  229,091   $  220,149   $  247,235    $ 219,602
 Interest bearing transaction accounts and savings deposits      542,237      535,680      540,601      517,856      471,093
 Time deposits less than $100,000                                522,400      523,354      540,650      580,228      599,196
 Time deposits greater than $100,000                             316,946      328,698      331,066      341,085      385,913
                                                              ----------   ----------   ----------   ----------   ----------
                                  Total deposits               1,614,038    1,616,823    1,632,466    1,686,404    1,675,804
                                                              ----------   ----------   ----------   ----------   ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                            57,759       68,947       81,794       86,635      101,332
 Short-term debt                                                  11,450        5,003        7,221        3,801       12,865
 Long-term debt - parent company                                  10,000       12,000       12,000       12,000       12,000
 Long-term FHLB debt - affiliate banks                            23,206       20,320       13,534       12,900       13,028
 Trust preferred securities                                       17,250       17,250       17,250       17,250       17,250
 Accrued interest and other liabilities                           16,002       15,395       17,073       15,565       18,481
                                                              ----------   ----------   ----------   ----------   ----------
                                 TOTAL LIABILITIES             1,749,705    1,755,738    1,781,338    1,834,555    1,850,760
                                                              ----------   ----------   ----------   ----------   ----------

 STOCKHOLDERS' EQUITY
   Capital stock                                                   7,063        7,062        7,091        7,087        7,090
   Surplus                                                        44,392       44,384       45,326       45,278       45,497
   Undivided profits                                             139,912      135,838      131,828      128,519      126,198
   Accumulated other comprehensive income
      Unrealized appreciation on AFS securities                    2,283        1,639          538        1,479        2,367
                                                              ----------   ----------   ----------   ----------   ----------
                                 TOTAL STOCKHOLDERS' EQUITY      193,650      188,923      184,783      182,363      181,152
                                                              ----------   ----------   ----------   ----------   ----------

                                 TOTAL LIABILITIES AND
                                 STOCKHOLDERS' EQUITY         $1,943,355   $1,944,661   $1,966,121   $2,016,918   $2,031,912
                                                              ==========   ==========   ==========   ==========   ==========






 Simmons First National Corporation                                                                                   SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                                           Sep 30       Jun 30       Mar 31       Dec 31      Sep 30
 (In thousands)                                                    2002         2002         2002         2001        2001
                                                                  ------       ------       ------       ------      ------

 ASSETS
 Cash and non-interest bearing balances due from banks        $   64,237   $    62,778  $    68,122  $    68,699    $ 64,940
 Interest bearing balances due from banks                         26,468        35,893       69,675       67,989      49,291
 Federal funds sold and securities purchased
   under agreements to resell                                     51,672        62,789       80,015       76,413      42,577
                                                              ----------   -----------  -----------  -----------  ----------
     Cash and cash equivalents                                   142,377       161,460      217,812      213,101     156,808

 Investment securities - held-to-maturity                        234,541       215,155      192,418      193,522     205,844
 Investment securities - available-for-sale                      186,462       233,045      256,840      220,949     182,367
 Mortgage loans held for sale                                     14,918        10,591       13,768       25,046      19,557
 Assets held in trading accounts                                   2,470         1,379          286        1,939         260

 Loans                                                         1,268,801     1,232,458    1,240,293    1,282,715   1,307,639
    Allowance for loan losses                                    (21,257)      (20,860)     (20,888)     (21,289)    (21,431)
                                                              ----------   -----------  -----------  -----------  ----------
 Net loans                                                     1,247,544     1,211,598    1,219,405    1,261,426   1,286,208

 Premises and equipment                                           47,219        44,975       44,587       45,759      45,918
 Foreclosed assets held for sale, net                              2,211         2,174        1,729        1,068       1,239
 Interest receivable                                              15,001        15,121       15,577       16,771      17,701
 Goodwill, core deposits and other intangible assets, net         33,190        32,251       32,273       32,554      33,310
 Other assets                                                     16,001        16,302       16,029       17,315      17,127
                                                              ----------   -----------  -----------  -----------  ----------

                                  TOTAL ASSETS                $1,941,934    $1,944,051   $2,010,724   $2,029,450  $1,966,339
                                                              ==========    ==========   ==========   ==========  ==========


 LIABILITIES
 Non-interest bearing transaction accounts                    $  225,054   $   225,170  $   226,834  $   222,254  $  210,246
 Interest bearing transaction accounts                           159,605       157,264      158,518      148,547     147,361
 Savings deposits                                                384,101       377,364      370,640      340,623     321,576
 Time deposits less than $100,000                                524,977       531,390      564,280      591,893     597,655
 Time deposits greater than $100,000                             324,155       326,056      342,289      370,158     362,972
                                                              ----------   -----------  -----------  -----------  ----------
         Total deposits                                        1,617,892     1,617,244    1,662,561    1,673,475   1,639,810
                                                              ----------   -----------  -----------  -----------  ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                            59,765        77,834       98,567      107,891      72,759
 Short-term debt                                                   7,223         2,259        5,849        6,059      10,519
 Long-term debt                                                   49,094        44,451       42,668       42,215      43,007
 Accrued interest and other liabilities                           15,186        14,256       15,349       16,572      19,199
                                                              ----------   -----------  -----------  -----------  ----------
                                TOTAL LIABILITIES              1,749,160     1,756,044    1,824,994    1,846,212   1,785,294
                                                              ----------   -----------  -----------  -----------  ----------

                                TOTAL STOCKHOLDERS' EQUITY       192,774       188,007      185,730      183,238     181,045
                                                              ----------   -----------  -----------  -----------  ----------

                                TOTAL LIABILITIES AND
                                STOCKHOLDERS' EQUITY          $1,941,934    $1,944,051   $2,010,724   $2,029,450  $1,966,339
                                                              ==========   ===========  ===========  ===========  ==========




 Simmons First National Corporation                                                                                    SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                           Sep 30       Jun 30        Mar 31       Dec 31       Sep 30
 (In thousands)                                                    2002         2002          2002         2001         2001
                                                                  ------       ------        ------       ------       ------

 ASSETS
 Cash and non-interest bearing balances due from banks        $   65,031   $    65,435  $      68,122$      64,916     $ 63,642
 Interest bearing balances due from banks                         43,854        52,691         69,675       44,238       36,234
 Federal funds sold and securities purchased
   under agreements to resell                                     64,722        71,355         80,015       52,742       44,765
                                                              ----------   -----------  ------------- ------------- -----------
     Cash and cash equivalents                                   173,607       189,481        217,812      161,896      144,641

 Investment securities - held-to-maturity                        214,193       203,850        192,418      199,642      201,704
 Investment securities - available-for-sale                      225,191       244,877        256,840      193,290      183,969
 Mortgage loans held for sale                                     13,097        12,171         13,768       18,486       16,275
 Assets held in trading accounts                                   1,386           835            286          786          398

 Loans                                                         1,247,289     1,236,354      1,240,293    1,291,808    1,294,873
    Allowance for loan losses                                    (21,003)      (20,874)       (20,888)     (21,507)     (21,576)
                                                              ----------   -----------  ------------- ------------- -----------
 Net loans                                                     1,226,286     1,215,480      1,219,405    1,270,301    1,273,297

 Premises and equipment                                           45,604        44,782         44,587       46,075       46,182
 Foreclosed assets held for sale, net                              2,040         1,953          1,729        1,183        1,222
 Interest receivable                                              15,231        15,348         15,577       17,632       17,923
 Goodwill, core deposits and other intangible assets, net         32,576        32,262         32,273       33,691       34,073
 Other assets                                                     16,107        16,164         16,029       16,966       16,845
                                                             -----------   -----------  ------------- ------------ ------------

                                  TOTAL ASSETS               $ 1,965,318   $ 1,977,203  $   2,010,724$   1,959,948$   1,936,529
                                                             ===========   ===========    ===========  ===========  ===========


 LIABILITIES
 Non-interest bearing transaction accounts                     $ 225,680     $ 225,997      $ 226,834    $ 211,052    $ 207,277
 Interest bearing transaction accounts                           158,466       157,888        158,518      147,991      147,804
 Savings deposits                                                377,418       374,021        370,640      322,717      316,683
 Time deposits less than $100,000                                540,072       547,743        564,280      592,155      592,242
 Time deposits greater than $100,000                             330,767       334,128        342,289      356,017      351,253
                                                              ----------   -----------  ------------- ------------ ------------
         Total deposits                                        1,632,403     1,639,777      1,662,561    1,629,932    1,615,259
                                                              ----------   -----------  ------------- ------------ ------------
 Federal funds purchased and securities
   sold under agreements to repurchase                            78,580        88,144         98,567       82,371       73,770
 Short-term debt                                                   5,116         4,044          5,849        7,413        7,869
 Long-term debt                                                   45,428        43,564         42,668       42,275       42,296
 Accrued interest and other liabilities                           14,928        14,799         15,349       18,848       19,615
                                                              ----------   -----------  ------------- ------------ ------------
                                TOTAL LIABILITIES              1,776,455     1,790,328      1,824,994    1,780,839    1,758,809
                                                              ----------   -----------  ------------- ------------ ------------

                                TOTAL STOCKHOLDERS' EQUITY       188,863       186,875        185,730      179,109      177,720
                                                              -----------  -----------  ------------- ------------ ------------

                                TOTAL LIABILITIES AND
                                STOCKHOLDERS' EQUITY          $ 1,965,318  $ 1,977,203  $   2,010,724$   1,959,948$   1,936,529
                                                              ===========  ===========  ============= ============  ===========




 Simmons First National Corporation                                                                                   SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                                                Sep 30     Jun 30     Mar 31      Dec 31      Sep 30
 (In thousands, except per share data)                                  2002       2002       2002        2001        2001
                                                                        -----      -----      -----       -----       -----

 INTEREST INCOME
    Loans                                                     $       23,853$      23,668$   24,106  $    25,725  $   27,298
    Federal funds sold and securities purchased
      under agreements to resell                                          207        264        328          387         347
    Investment securities                                               4,636      4,858      4,923        4,783       5,042
    Mortgage loans held for sale, net of unrealized gains (losses)        206        185        233          401         303
    Assets held in trading accounts                                        30         18          2           28           1
    Interest bearing balances due from banks                              104        150        281          383         400
                                                               --------------  ----------  --------   ----------   ---------
            TOTAL INTEREST INCOME                                      29,036     29,143     29,873       31,707      33,391
                                                               --------------  ----------  --------   ----------   ---------
 INTEREST EXPENSE
    Time deposits                                                       6,904      7,356      8,968       11,478      12,972
    Other deposits                                                      1,608      1,590      1,600        1,794       2,350
    Federal funds purchased and securities
      sold under agreements to repurchase                                 236        316        397          535         592
    Short-term debt                                                        30         12         41           53         100
    Long-term debt                                                        841        818        806          811         830
                                                               --------------   ---------  ---------  ----------   ---------
            TOTAL INTEREST EXPENSE                                      9,619     10,092     11,812       14,671      16,844
                                                               --------------   --------   ---------  ----------   ---------
 NET INTEREST INCOME                                                   19,417     19,051     18,061       17,036      16,547
    Provision for loan losses                                           2,864      2,436      2,361        2,709       3,429
                                                               --------------   --------   ---------  ----------   ---------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                    16,553     16,615     15,700       14,327      13,118
                                                               --------------   --------   ---------  ----------   ---------
 NON-INTEREST INCOME
    Trust income                                                        1,406      1,205      1,390        1,310       1,443
    Service charges on deposit accounts                                 2,648      2,543      2,238        2,317       2,226
    Other service charges and fees                                        321        365        411          342         382
    Income on sale of mortgage loans, net of commissions                  962        738        811          930         781
    Income on investment banking, net of commissions                      250        248        266          191         324
    Credit card fees                                                    2,598      2,550      2,338        2,694       2,669
    Other income                                                          960        886        918          644         901
    Gain on sale of securities, net                                        -          -          -           11           -
                                                                           --         --         --          ---          --
            TOTAL NON-INTEREST INCOME                                   9,145      8,535      8,372        8,439       8,726
                                                               --------------   --------   --------   ----------   ---------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                     10,029      9,840      9,950        9,255       9,058
    Occupancy expense, net                                              1,201      1,155      1,126        1,167       1,183
    Furniture & equipment expense                                       1,439      1,310      1,292        1,327       1,250
    Loss on foreclosed assets                                              69         40         43           39         165
    Deposit insurance                                                      72         76         78           77          76
    Other operating expenses                                            4,710      4,428      4,540        5,448       5,422
                                                               --------------   --------   --------   ----------   ---------
            TOTAL NON-INTEREST EXPENSE                                 17,520     16,849     17,029       17,313      17,154
                                                               --------------   --------   --------   ----------   ---------
 NET INCOME BEFORE INCOME TAXES                                         8,178      8,301      7,043        5,453       4,690
    Provision for income taxes                                          2,409      2,596      2,102        1,502       1,154
                                                               --------------   --------   --------   ----------   ---------
 NET INCOME                                                   $         5,769  $   5,705 $    4,941   $    3,951   $   3,536
                                                               ==============   ========   ========   ==========   =========
 BASIC EARNINGS PER SHARE                                     $          0.82     $ 0.80 $     0.70   $     0.56   $    0.50
                                                               ==============   ========   ========   ==========   =========
 DILUTED EARNINGS PER SHARE                                   $          0.80  $    0.79     $ 0.69       $ 0.55      $ 0.49
                                                               ==============   ========   ========   ==========   =========





 Simmons First National Corporation                                                                                  SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                                Sep 30     Jun 30      Mar 31      Dec 31     Sep 30
 (In thousands, except per share data)                                  2002       2002        2002        2001       2001
                                                                        -----      -----       -----       -----      -----

 INTEREST INCOME
    Loans                                                     $       71,627$      47,774$     24,106 $   110,552  $  84,827
    Federal funds sold and securities purchased
      under agreements to resell                                          799         592         328       1,877      1,490
    Investment securities                                              14,417       9,781       4,923      20,786     16,003
    Mortgage loans held for sale, net of unrealized gains (losses)        624         418         233       1,143        742
    Assets held in trading accounts                                        50          20           2          38         10
    Interest bearing balances due from banks                              535         431         281       1,472      1,089
                                                               --------------   --------- ----------- -----------   --------
                               TOTAL INTEREST INCOME                   88,052      59,016      29,873     135,868    104,161
                                                               -------------    --------- ------------ -----------  --------
 INTEREST EXPENSE
    Time deposits                                                      23,228      16,324       8,968      51,948     40,470
    Other deposits                                                      4,798       3,190       1,600      10,008      8,214
    Federal funds purchased and securities
      sold under agreements to repurchase                                 949         713         397       2,874      2,339
    Short-term debt                                                        83          53          41         333        280
    Long-term debt                                                      2,465       1,624         806       3,300      2,489
                                                               --------------  ---------- ----------- -----------   --------
                                TOTAL INTEREST EXPENSE                 31,523      21,904      11,812      68,463     53,792
                                                               --------------  ---------- ----------- -----------   --------
 NET INTEREST INCOME                                                   56,529      37,112      18,061      67,405     50,369
    Provision for loan losses                                           7,661       4,797       2,361       9,958      7,249
                                                               --------------  ---------- ----------- -----------   --------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                    48,868      32,315      15,700      57,447     43,120
                                                               --------------  ---------- ----------- -----------   -------
 NON-INTEREST INCOME
    Trust income                                                        4,001       2,595       1,390       5,409      4,099
    Service charges on deposit accounts                                 7,429       4,781       2,238       8,951      6,634
    Other service charges and fees                                      1,097         776         411       1,588      1,246
    Income on sale of mortgage loans, net of commissions                2,511       1,549         811       3,148      2,218
    Income on investment banking, net of commissions                      764         514         266         957        766
    Credit card fees                                                    7,486       4,888       2,338      10,485      7,791
    Other income                                                        2,764       1,804         918       3,020      2,376
    Gain on sale of securities, net                                        -           -           -          11          -
                                                                           --          --          --         ---         --
                                 TOTAL NON-INTEREST INCOME             26,052      16,907       8,372      33,569     25,130
                                                               -------------- ----------- ----------- -----------    -------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                     29,819      19,790       9,950      36,218     26,963
    Occupancy expense, net                                              3,482       2,281       1,126       4,610      3,443
    Furniture & equipment expense                                       4,041       2,602       1,292       5,251      3,924
    Loss on foreclosed assets                                             152          83          43         366        327
    Deposit insurance                                                     226         154          78         306        229
    Other operating expenses                                           13,678       8,968       4,540      21,379     15,931
                                                               --------------   ---------      ------     -------    -------
            TOTAL NON-INTEREST EXPENSE                                 51,398      33,878      17,029      68,130     50,817
                                                               --------------   ---------     -------     -------    -------
 NET INCOME BEFORE INCOME TAXES                                        23,522      15,344       7,043      22,886     17,433
    Provision for income taxes                                          7,107       4,698       2,102       6,358      4,856
                                                               --------------   ---------      ------      ------     ------
 NET INCOME                                                   $        16,415  $   10,646 $     4,941    $ 16,528   $ 12,577
                                                               ==============   =========   =========   =========  =========
 BASIC EARNINGS PER SHARE                                     $          2.32  $     1.50 $      0.70      $ 2.33   $   1.77
                                                               ==============   =========   =========   =========  =========
 DILUTED EARNINGS PER SHARE                                   $          2.28  $     1.48 $      0.69      $ 2.31  $    1.76
                                                               ==============   =========   =========   =========  =========





 Simmons First National Corporation                                                                                    SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                                              Sep 30      Jun 30       Mar 31       Dec 31      Sep 30
 (In thousands)                                                       2002        2002         2002         2001        2001
                                                                     ------      ------       ------       ------      ------

 Tier 1 capital
    Stockholders' equity                                      $     193,650 $    188,923  $   184,783  $   182,363  $   181,152
    Trust preferred securities                                       17,250       17,250       17,250       17,250       17,250
    Intangible assets                                               (33,470)     (32,238)     (32,265)     (32,293)     (33,053)
    Unrealized gain on AFS securities                                (2,283)      (1,639)        (538)      (1,479)      (2,367)
    Debt issuance costs                                                (854)        (863)        (873)        (881)        (889)
                                                               -------------  -----------  -----------  ----------  -----------

       Total Tier 1 capital                                         174,293      171,433      168,357      164,960      162,093
                                                               ------------- ------------  -----------  ----------  -----------

 Tier 2 capital
    Qualifying unrealized gain on AFS securities                        342          392          403          370          406
    Qualifying allowance for loan losses                             16,115       15,806       15,873       16,209       16,570
                                                               ------------- -----------  -----------   ----------  -----------

       Total Tier 2 capital                                          16,457       16,198       16,276       16,579       16,976
                                                               ------------  -----------  -----------   ----------  -----------

       Total risk-based capital                               $     190,750 $    187,631  $   184,633    $ 181,539    $ 179,069
                                                               ============  ===========  ===========   ==========  ===========

 Risk weighted assets                                            $1,283,588   $1,259,642   $1,265,544   $1,292,798   $1,322,196
                                                                ===========   ==========   ==========   ==========   ==========

 Assets for leverage ratio                                       $1,904,053   $1,908,788   $1,977,586   $1,996,276   $1,932,397
                                                                ===========   ==========   ==========   ==========   ==========

 Ratios at end of quarter
    Leverage ratio                                                    9.15%        8.98%        8.51%        8.26%        8.39%
    Tier 1 capital                                                   13.58%       13.61%       13.30%       12.76%       12.26%
    Total risk-based capital                                         14.86%       14.90%       14.59%       14.04%       13.54%





 Simmons First National Corporation                                                                                     SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                                           Sep 30        Jun 30       Mar 31       Dec 31        Sep 30
 (In thousands)                                                    2002          2002         2002         2001          2001
                                                                  ------        ------       ------       ------        ------

Loan Portfolio - End of Period
------------------------------

 Consumer
    Credit cards                                              $   178,125  $    179,682  $    181,867 $    196,710     $ 187,738
    Student loans                                                  83,028        79,883        84,186       74,860        73,467
    Other consumer                                                159,264       162,554       170,649      179,138       187,199
 Real Estate
    Construction                                                   78,376        74,968        80,120       83,628        80,070
    Single-family residential                                     236,934       226,942       223,198      224,181       232,192
    Other commercial                                              286,363       266,995       260,346      263,539       279,464
    Unearned income                                                   (25)          (42)          (52)         (59)          (70)
 Commercial
    Commercial                                                    149,622       158,167       151,436      153,617       161,245
    Agricultural                                                   85,974        75,441        54,234       60,794        76,066
    Financial institutions                                          7,376         7,692         7,600        5,861         7,099
 Other                                                             16,597        15,343        15,007       16,515        14,073
                                                              -----------   -----------  ------------  -----------   -----------

       Total Loans                                            $ 1,281,634  $  1,247,625 $   1,228,591 $ 1,258,784  $   1,298,543
                                                              ===========   ===========  ============  ===========   ===========

Investment Securities - End of Period
-------------------------------------

 Held-to-Maturity
    U.S. Treasury                                             $    27,170  $     29,483 $      32,240 $     27,528 $      31,310
    U.S. Government agencies                                       75,280        70,479        47,484       36,992        40,024
    Mortgage-backed securities                                      4,752         5,355         5,942        6,681         8,094
    State and political subdivisions                              121,254       121,719       115,009      119,824       118,504
    Other securities                                                  100           100           100          100           100
                                                                     ----          ----          ----         ----          ----
       Total held-to-maturity                                     228,556       227,136       200,775      191,125       198,032
                                                              -----------  ------------  ------------  -----------   -----------
 Available-for-Sale
    U.S. Treasury                                                  14,902        13,103        10,685       18,408        20,531
    U.S. Government agencies                                      157,906       155,134       188,408      215,490       145,068
    Mortgage-backed securities                                      5,165         5,724         6,217        7,004        12,367
    State and political subdivisions                                5,376         5,270         5,216        5,399         5,720
    FHLB stock                                                      4,462         4,419         4,382        4,377         4,331
    Other securities                                                5,017         8,914        25,479        5,502         5,568
                                                              -----------  ------------  ------------  -----------   -----------
       Total available-for-sale                                   192,828       192,564       240,387      256,180       193,585
                                                              -----------  ------------  ------------  -----------   -----------

       Total investment securities                            $   421,384  $    419,700 $     441,162 $    447,305 $     391,617
                                                              ===========  ============  ============  ===========   ===========

       Fair Value - HTM investment securities                 $   234,253  $   231,991  $    203,617  $    194,502 $     202,965
                                                              ===========  ============  ============  ===========   ===========

Investment Securities - QTD Average
-----------------------------------

 Taxable securities                                           $   303,040  $    328,509 $     327,469 $    290,310 $     262,928
 Tax exempt securities                                            117,963       119,691       121,789      124,161       125,283
                                                              -----------   -----------  ------------  -----------   -----------

    Total investment securities - QTD average                 $   421,003  $    448,200 $     449,258 $    414,471 $     388,211
                                                              ===========   ===========  ============  ===========   ===========


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



 Simmons First National Corporation                                                                                SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                                        Sep 30       Jun 30       Mar 31       Dec 31       Sep 30
 (In thousands)                                                 2002         2002         2002         2001         2001
                                                               ------       ------       ------       ------       ------

Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                             $  20,608     $ 20,152      $ 20,496     $ 21,361      $ 21,221
                                                           ---------    ---------     ---------    ---------     ---------

 Loans charged off
    Credit cards                                               1,220        1,130         1,191        1,173         1,101
    Other consumer                                               539          513           677          907           958
    Real estate                                                  364          395           444          290           454
    Commercial                                                   395          590           953        1,683         1,160
                                                                ----         ----          ----       ------        ------
       Total loans charged off                                 2,518        2,628         3,265        4,053         3,673
                                                           ---------    ---------     ---------   ----------     ---------

 Recoveries of loans previously charged off
    Credit cards                                                 189          163           129          128           127
    Other consumer                                               169          174           233           85           195
    Real estate                                                   52           90            82           15            24
    Commercial                                                    77          221           116          251            38
                                                                 ---         ----          ----         ----           ---
       Total recoveries                                          487          648           560          479           384
                                                                ----         ----          ----         ----          ----
    Net loans charged off                                      2,031        1,980         2,705        3,574         3,289
 Allowance for loan losses of acquired branch                    247            -             -            -             -
 Provision for loan losses                                     2,864        2,436         2,361        2,709         3,429
                                                           ---------    ---------     ---------    ---------        ------
 Balance, end of quarter                                    $ 21,688     $ 20,608      $ 20,152     $ 20,496      $ 21,361
                                                           =========    =========     =========    =========     =========

Non-performing assets
---------------------

 Non-performing loans
    Nonaccrual loans
       Real estate                                           $ 6,029      $ 6,429       $ 5,813      $ 5,760       $ 5,940
       Commercial                                              2,969        3,074         3,131        3,503         3,671
       Consumer                                                2,101        2,355         2,250        2,693         3,154
                                                           ---------    --------       --------    ---------     ------
          Total nonaccrual loans                              11,099       11,858        11,194       11,956        12,765
    Loans past due 90 days or more                             1,291        1,944         3,268        2,991         3,035
                                                           ---------    ---------      --------    ---------        ------
             Total non-performing loans                       12,390       13,802        14,462       14,947        15,800
                                                           ---------    ---------      --------    ---------       -------

 Other non-performing assets
    Foreclosed assets held for sale                            2,263        2,394         2,182        1,084         1,081
    Other non-performing assets                                  406          484           492          631           187
                                                                ----         ----          ----         ----          ----
       Total other non-performing assets                       2,669        2,878         2,674        1,715         1,268
                                                           ---------    ---------      --------    ---------        ------

          Total non-performing assets                       $ 15,059     $ 16,680      $ 17,136     $ 16,662      $ 17,068
                                                           =========    =========     =========    =========     =========

Ratios
------

 Allowance for loan losses to total loans                      1.69%        1.65%         1.64%        1.63%         1.64%
 Allowance for loan losses to
    non-performing loans                                     175.04%      149.31%       139.34%      137.12%       135.20%
 Allowance for loan losses to
    non-performing assets                                    144.02%      123.55%       117.60%      123.01%       125.15%
 Non-performing loans to total loans                           0.97%        1.11%         1.18%        1.19%         1.22%
 Non-performing assets to total assets                         0.77%        0.86%         0.87%        0.83%         0.84%




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



 Simmons First National Corporation                                                                                    SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                                             Sep 30      Jun 30       Mar 31       Dec 31       Sep 30
 (In thousands, except share data)                                   2002        2002         2002         2001         2001
                                                                    ------      ------       ------       ------       ------

QUARTER-TO-DATE
---------------
 Diluted earnings per share                                    $      0.80  $     0.79   $      0.69  $      0.55       $ 0.49
 Cash dividends declared - per common share                           0.24        0.24          0.23         0.23         0.22
 Cash dividends declared - amount                                    1,695       1,695         1,632        1,630        1,562
 Return on average stockholders' equity                             11.87%      12.17%        10.79%        8.55%        7.75%
 Return on average assets                                            1.18%       1.18%         1.00%        0.77%        0.71%
 Net interest margin (FTE)                                           4.50%       4.45%         4.14%        3.79%        3.81%
 FTE Adjustment                                                        821         838           854          832          814
 Amortization of intangibles                                            39          27            28          751          760
 Amortization of intangibles, net of taxes                              30          22            23          496          500
 Average shares outstanding                                      7,062,502   7,064,307     7,089,268    7,085,897    7,100,229
 Shares repurchased                                                      -      30,000             -       10,000       13,000
 Average price of repurchased shares                                     -       32.65             -        32.00        33.82
 Average earning assets                                          1,785,332   1,791,310     1,853,295    1,868,573    1,807,535
 Interest bearing liabilities                                    1,508,920   1,516,618     1,582,811    1,607,386    1,555,849

YEAR-TO-DATE
------------
 Diluted earnings per share                                         $ 2.28      $ 1.48        $ 0.69       $ 2.31       $ 1.76
 Cash dividends declared - per common share                           0.71        0.47          0.23         0.88         0.65
 Return on average stockholders' equity                             11.62%      11.49%        10.79%        9.23%        9.46%
 Return on average assets                                            1.12%       1.09%         1.00%        0.84%        0.87%
 Net interest margin (FTE)                                           4.36%       4.29%         4.14%        3.92%        3.96%
 FTE Adjustment                                                      2,513       1,692           854        3,183        2,351
 Amortization of intangibles                                            94          55            28        3,024        2,273
 Amortization of intangibles, net of taxes                              75          45            23        1,990        1,494
 Average shares outstanding                                      7,071,927   7,076,718     7,089,268    7,098,401    7,102,615
 Diluted shares outstanding                                        117,108     110,781        89,354       64,494       56,298
 Average earning assets                                          1,809,732   1,822,133     1,853,295    1,800,992    1,778,218
 Interest bearing liabilities                                    1,535,847   1,549,532     1,582,811    1,550,939    1,531,917

END OF PERIOD
-------------
 Book value                                                        $ 27.42     $ 26.75       $ 26.06      $ 25.73      $ 25.55
 Shares outstanding                                              7,062,795   7,062,120     7,091,200    7,087,185    7,090,075
 Full-time equivalent employees                                        988         962           959          959          945
 Total number of ATM's                                                  62          60            61           62           62
 Total number of branches                                               63          62            62           63           63
 Parent company only - investment in subsidiaries                  206,904     204,726       201,223      199,480      196,987
 Parent company only - intangible assets                               134         134           134           27           50



                                    SIGNATURE
                                    ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SIMMONS FIRST NATIONAL CORPORATION




Date: October 17, 2002             /s/ Barry L. Crow, Executive Vice President
      ---------------------        ---------------------------------------
                                       Barry L. Crow, Executive Vice President
                                        and Chief Financial Officer